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                                                                    EXHIBIT 10.1


                               FIRST AMENDMENT TO
                        LOAN AGREEMENT DATED MAY 5, 2000
                                  BY AND AMONG
                             VENUS EXPLORATION, INC.
                            AND BANK ONE, TEXAS, N.A.

                  This First Amendment to Loan Agreement dated May 5, 2000 (this "First Amendment") by and between VENUS EXPLORATION, INC. (the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into effective on the 25th day of August 2000.

                                   WITNESSETH:

                  Borrower and Bank entered into a Loan Agreement dated May 5, 2000 (the "Loan Agreement").

                  Borrower and Bank desire to amend the Loan Agreement and certain of the Loan Documents in accordance with Sections 5.11 of the Loan Agreement.

                  NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the parties agree as follows:

I. Amendments to Loan Agreement.

                  Article I of the Loan Agreement is hereby amended by adding the following defined terms:

                  "First Amendment" means that certain First Amendment to this Agreement dated August 8, 2000.

                  Article I of the Loan Agreement is hereby further amended by replacing the following defined terms as follows:

                  "Loan Documents" means this Agreement, the Note, the Security Instruments, the Hedge Agreement entered into pursuant to
                  Section 5.36 of this Agreement, all other Hedge Agreements entered into between Borrower and Bank or any Affiliate of Bank, and all other promissory notes, security agreements, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.



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                  "Obligations" means all obligations, indebtedness, and
                  liabilities of the Borrower to the Bank, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower under this Agreement, the other Loan Documents and the documents assigned pursuant to the Assignment of Notes and Liens, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the administration, enforcement or collection thereof.

II. Amendment to Security Agreement. Section 2 of that certain Security Agreement, Pledge and Financing Statement dated May 5, 2000 between Borrower and Bank (the "Security Agreement"), such Security Agreement being one of the Security Instruments executed and delivered pursuant to the Loan Agreement, is amended by replacing the text immediately prior to the colon on the sixth line of that Section to read as follows:

                  The Debtor hereby grants to Secured Party, to secure the Obligations (as that term is defined in the Loan Agreement) including, without limitation, the payment and performance in full of all of the Indebtedness, a security interest in and a lien on and so pledges and assigns to Secured Party all of the Debtor's right, title and interest in, to and under the following properties, assets and rights, in each case, wherever located, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral")

III. Amendments to Wells Fargo Instruments. The Wells Fargo Security Instruments shall continue in force and effect to secure the Obligations of Borrower pursuant to the Loan Agreement, as hereby amended, and any reference to the "Secured Indebtedness" or other descriptions of the obligations, indebtedness or liabilities of Borrower secured by any such Wells Fargo Security Instruments shall be deemed to refer to the Obligations of Borrower pursuant to the Loan Agreement, as hereby amended. The Wells Fargo Security Instruments and other documents and instruments assigned to Bank pursuant to the Assignment of Notes and Liens, such assignment having been recorded as set forth on Exhibit "A" attached hereto, are hereby amended by replacing the reference to Wells Fargo Bank (Texas), N.A., whether as "Bank," "Lender," "Secured Party," "Mortgagee," "Beneficiary," "Assignee," "Grantee," "Payee" or "Trustee," together with its address thereof, with Bank One, Texas, NA, 910 Travis, 6th Floor, Houston, Texas 77002, except that the reference to David Massin, as Trustee, together with his address thereof, in (i) each Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement and (ii) each Mortgage, Credit Line, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement listed on Exhibit "A" to the Assignment of Notes and Liens (as the same may have been amended) is amended to refer to Arthur R. Gralla, whose address is 910 Travis, 6th Floor, Houston, Texas 77002 who is hereby appointed as successor Trustee under such mortgage documents described above.




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IV. Reaffirmation of Representations and Warranties. To induce the Bank to enter into this First Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

         A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the certificate of incorporation, the articles of incorporation or bylaws of Borrower or of any agreement binding upon Borrower.

         B. This First Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

         C. Since the date of the Loan Agreement, no change, event or state of affairs has occurred and is continuing which would constitute an Event of Default or an Unmatured Event of Default.

V. Defined Terms. Terms used herein that are defined in the Loan Agreement shall have the same meanings herein, unless the context otherwise requires.

VI. Reaffirmation of Loan Agreement. This First Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VII. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

VIII. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision



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shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

IX. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts on different dates, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

X. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

XI. Successors and Assigns. This First Amendment shall be binding upon the Borrower, the Bank and its respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and the respective successors and assigns of the Bank.

XII. Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri- party accounts) are specifically declared by the parties hereto not to be applicable to this First Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

XIII. NOTICE OF FINAL AGREEMENT. THE WRITTEN LOAN AGREEMENT, AS HEREBY AMENDED, REPRESENTS THE FINAL AGREEMENT AMONG THE BANK AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                      BORROWER:

                                      VENUS EXPLORATION, INC.


                                      By:
                                         Eugene L. Ames, Jr.
                                         Chairman and Chief Executive Officer


                                      BANK:


                                      BANK ONE, TEXAS, N.A.


                                      By:
                                         Jonathan Gregory
                                         Vice President





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STATE OF TEXAS           )
                         )    )
COUNTY OF HARRIS         )


This instrument was acknowledged before me on August ___, 2000 by Eugene L. Ames, Jr., Chairman and Chief Executive Officer of Venus Exploration, Inc., a Delaware corporation, on behalf of said corporation.




                                     ------------------------------------
                                     Notary Public, State of Texas




STATE OF TEXAS           )
                         )    )
COUNTY OF HARRIS         )

This instrument was acknowledged before me on August ___, 2000, by Jonathan Gregory, Vice President of Bank One, Texas, N.A., a national banking association, on behalf of said national banking association.


                                     ------------------------------------
                                     Notary Public, State of Texas

                                  EXHIBIT "A"

                               RECORDING SCHEDULE


                                                                                        RECORDING
STATE             COUNTY                    DOCUMENT                                    INFORMATION
=====             ======                    ========                                    ===========
Alabama           Fayette                   Assignment of Notes, Liens &                5/19/00
                                            Security Interests                          Bk 2000/Pg 442
Kansas            Seward                    Assignment of Notes, Liens &                5/15/00   #1387
                                            Security Interests                          Vol 516/Pg 635
                                                                                        Miscellaneous Records
Oklahoma          Grady                     Assignment of Notes, Liens &                5/15/00   #6399
                                            Security Interests                          Bk 3198/Pg 148
                  Latimer                   Assignment of Notes, Liens &                5/15/00   #001720
                                            Security Interests                          Bk 0556/Pg 0584
                  Seminole                  Assignment of Notes, Liens &                5/15/00   #4719
                                            Security Interests                          Bk 2276/Pg 251
Texas             Atascosa                  Assignment of Notes, Liens &                5/11/00   #37214
                                            Security Interests                          Bk 143/Pg 892
                  Crane                     Assignment of Notes, Liens &                5/11/00   #78514
                                            Security Interests                          Vol 415/Pg 564
                  Crockett                  Assignment of Notes, Liens &                5/12/00   #131960
                                            Security Interests                          Vol 582/Pg 769
                  Fort Bend                 Assignment of Notes, Liens &                5/15/00   #2000039036
                                            Security Interests
                  Freestone                 Assignment of Notes, Liens &                5/11/00   #0003147
                                            Security Interests                          Vol 1116/Pg 130
                  Hansford                  Assignment of Notes, Liens &                5/11/00   #58783
                                            Security Interests                          Vol 273/Pg 596
                  Jasper                    Assignment of Notes, Liens &                5/15/00   #135250
                                            Security Interests                          Vol 558/Pg 502
                  Lipscomb                  Assignment of Notes, Liens &                5/11/00 #30952
                                            Security Interests                          Vol 392/Pg 83
                  Upton                     Assignment of Notes, Liens &                5/11/00   #0124948
                                            Security Interests                          Vol 00690/Pg 00444

                  Wharton                   Assignment of Notes, Liens &                5/12/00   #204662
                                            Security Interests                          Vol 367/Pg 492
Utah              Duchesne                  Assignment of Notes, Liens &                5/12/00   #340683
                                            Security Interests                          Bk M0292/Pg 527
                  Uintah                    Assignment of Notes, Liens &                5/16/00 Bk 731/Pg 481
                                            Security Interests                          #2000002755
W. Virginia       Barbour                   Assignment of Notes, Liens &                5/18/00   #16941
                                            Security Interests                          Bk 7/Pg 458